UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 10, 2022

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure.

On January 10, 2022, Scholar Rock Holding Corporation (the “Company”) issued a press release announcing a corporate update and highlighting priorities for 2022. A copy of the press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

On January 4, 2022, the Company announced that management will present at the 40th Annual J.P. Morgan Healthcare Conference on Tuesday, January 11, 2022 at 7:30 a.m. EST. A copy of the presentation slide deck that will be presented is being furnished as Exhibit 99.2 to this report on Form 8-K. A live webcast of the presentation may be accessed by visiting the Investors & Media section of the Scholar Rock website at http://investors.scholarrock.com.

The information in this report furnished pursuant to Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 and Exhibits 99.1 and 99.2 of this report.

Item 8.01. Other Events.

On December 19, 2018, Gilead Sciences, Inc. ("Gilead”) and Scholar Rock, Inc. (“Scholar Rock”) entered into a three-year collaboration to discover and develop therapeutics that target TGFβ-driven signaling, a central regulator of fibrosis (the “Collaboration Agreement”). On January 6, 2022, Scholar Rock entered into a letter agreement with Gilead which (i) confirmed that the collaboration period under the Collaboration Agreement had expired as of December 19, 2021, and (ii) the parties agreed the option exercise period for all programs under the Collaboration Agreement had been terminated as of date of the letter agreement.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the letter agreement, which we intend to file as an exhibit to our Form 10-Q for the quarter ending March 31, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on January 10, 2022, furnished hereto.
99.2	Presentation slide deck, furnished hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: January 10, 2022	By:	/s/ Junlin Ho
Junlin Ho
General Counsel and Corporate Secretary